UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2008

____________________

HYDROGEN CORPORATION
(Name of Small Business Issuer in Its Charter)

____________________

Nevada (State or other jurisdiction of incorporation or organization)	0-32065 Commission file number	86-0965692 (IRS Employer Identification No.)
10 East 40th Street, Suite 3405
New York, New York 10016

(Address of principal executive offices)

(212) 672-0380
(Registrant’s telephone number)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

€	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

€	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

€	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

€	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on August 22, 2008 (the “Closing Date”), HydroGen Corporation (the “Company”), HydroGen, L.L.C., the company’s wholly-owned subsidiary (“HydroGen, L.L.C.”), Samsung C&T Corporation (“Samsung”) and Federated Kaufmann Fund, a portfolio of Federated Equity Funds (“Federated Kaufmann” and, together with Samsung, the “Lenders”), and Federated Kaufmann, as Agent for the Lenders, entered into a Loan and Security Agreement (the “Loan and Security Agreement”). In connection with the Loan and Security Agreement and on the Closing Date, the Company issued to each Lender a warrant to purchase up to 400,000 shares of common stock of the Company (the “Closing Warrants”). Also, in connection with the Loan and Security Agreement and on the Closing Date, the Company and Federated Kaufmann, as Agent for the Lenders, entered into a General Continuing Guaranty pursuant to which the Company has guaranteed all of the obligations of HydroGen, L.L.C. under the Loan and Security Agreement and a Membership Interest Pledge Agreement pursuant to which the Company has pledged one hundred percent (100%) of its membership interest in HydroGen, L.L.C.

On September 22, 2008, the Company, HydroGen, L.L.C., the Lenders and the Agent entered into the First Amendment to the Loan and Security Agreement (the “Amendment”) which clarifies that on the day following the occurrence and continuation of an Event of Default (as defined in the Loan and Security Agreement) that is neither cured nor waived by the Lenders within the applicable cure period, the Company shall issue a warrant to each of the Lenders to purchase up to 870,000 shares of common stock of the Company at a price equal to $0.01 per share (the “Default Warrants”). This Amendment also reduces the number of shares of common stock of the Company into which each of the Default Warrants is exercisable from 1,000,000 shares to 870,000 shares.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Loan and Security Agreement dated as of September 22, 2008, by and among HydroGen, L.L.C., HydroGen Corporation, Federated Kaufmann Fund, a portfolio of Federated Equity Funds, as Agent, Samsung C&T Corporation and Federated Kaufmann Fund.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 24, 2008	HYDROGEN CORPORATION By: /s/ Joshua Tosteson ______________________________ Name: Joshua Tosteson Title: President

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Loan and Security Agreement dated as of September 22, 2008, by and among HydroGen, L.L.C., HydroGen Corporation, Federated Kaufmann Fund, a portfolio of Federated Equity Funds, as Agent, Samsung C&T Corporation and Federated Kaufmann Fund.